Exhibit 99.2

American Financial Group, Inc.
Investor Supplement—Second Quarter 2013
July 29, 2013
American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents—Investor Supplement—Second Quarter 2013

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Highlights
Core net operating earnings	$87	$84	$61	$78	$90	$171	$175
Net earnings	110	120	50	226	99	230	212
Total assets	39,414	39,139	39,171	39,633	37,052	39,414	37,052
Adjusted shareholders’ equity (a)	3,978	3,950	3,784	3,881	3,869	3,978	3,869
Property and Casualty net written premiums	749	704	702	908	732	1,453	1,339
Annuity statutory premiums	861	624	560	723	905	1,485	1,708
Per share data
Core net operating earnings per share	$0.96	$0.92	$0.67	$0.82	$0.91	$1.88	$1.77
Diluted earnings per share	1.20	1.32	0.54	2.39	1.01	2.52	2.15
Adjusted book value per share (a)	44.78	43.94	42.52	42.72	40.74	44.78	40.74
Cash dividends per common share	0.1950	0.1950	0.4450	0.1750	0.1750	0.3900	0.3500
Financial ratios
Annualized core operating return on equity (a)	8.9%	8.6%	6.4%	8.0%	9.2%	8.8%	9.1%
Annualized return on equity (a)	11.1%	12.4%	5.2%	23.4%	10.2%	11.8%	11.1%
Property and Casualty combined ratio—Specialty:
Loss & LAE ratio	60.3%	56.5%	72.9%	68.2%	55.7%	58.4%	56.3%
Underwriting expense ratio	36.7%	36.6%	25.1%	30.0%	36.1%	36.6%	35.6%

Combined ratio—Specialty	97.0%	93.1%	98.0%	98.2%	91.8%	95.0%	91.9%

Net spread on fixed annuities:
Net interest spread	3.02%	2.99%	3.18%	3.25%	3.16%	3.00%	3.02%
Net spread earned	1.65%	1.58%	1.49%	1.57%	1.42%	1.61%	1.42%

(a)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Property and Casualty Insurance
Underwriting profit	$19	$43	$10	$15	$45	$62	$93
Net investment income	65	66	69	67	69	131	139
Other expense	(2)	(13)	(10)	(11)	(11)	(15)	(29)

Property and Casualty Insurance operating earnings	82	96	69	71	103	178	203
Annuity earnings	82	76	68	69	59	158	119
Run-off Long-Term Care and Life earnings / (loss)	(2)	(1)	(12)	2	5	(3)	6
Medicare Supplement and Critical Illness earnings (a)	—	—	—	10	12	—	18
Interest expense of parent holding companies	(17)	(17)	(17)	(19)	(18)	(34)	(35)
Other expense	(22)	(28)	(25)	(18)	(24)	(50)	(47)

Pre-tax core operating earnings	123	126	83	115	137	249	264
Income tax expense	36	42	22	37	47	78	89

Core net operating earnings	87	84	61	78	90	171	175
Non-core items, net of tax:
Gain on sale of Medicare Supplement and Critical Illness	—	—	13	101	—	—	—
Other realized gains	26	36	36	55	9	62	37
Long-Term Care reserve charge	—	—	(99)	—	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(20)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(1)	—	—	—
AFG tax case and settlement of open years	—	—	39	28	—	—	—
ELNY guaranty fund assessments (b)	(3)	—	—	—	—	(3)	—
Other	—	—	—	(15)	—	—	—

Net earnings	$110	$120	$50	$226	$99	$230	$212

(a)	Medicare Supplement and Critical Illness operations were sold August 2012.
(b)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Core net operating earnings	$87	$84	$61	$78	$90	$171	$175

Net earnings	$110	$120	$50	$226	$99	$230	$212

Average number of diluted shares	91.472	91.048	91.413	94.625	98.004	91.260	98.690
Diluted earnings per share:
Core net operating earnings per share	$0.96	$0.92	$0.67	$0.82	$0.91	$1.88	$1.77
Gain on sale of Medicare Supplement and Critical Illness	—	—	0.15	1.07	—	—	—
Other realized gains	0.28	0.40	0.37	0.59	0.10	0.68	0.38
Long-Term Care reserve charge	—	—	(1.08)	—	—	—	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	—	—	—	(0.22)	—	—	—
Former Railroad and Manufacturing operations	—	—	—	(0.01)	—	—	—
AFG tax case and settlement of open years	—	—	0.43	0.30	—	—	—
ELNY guaranty fund assessments (a)	(0.04)	—	—	—	—	(0.04)	—
Other	—	—	—	(0.16)	—	—	—

Diluted earnings per share	$1.20	$1.32	$0.54	$2.39	$1.01	$2.52	$2.15

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company

American Financial Group, Inc. Property and Casualty Insurance—Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Property and Transportation	$(31)	$10	$(14)	$—	$6	$(21)	$33
Specialty Casualty	32	19	8	8	33	51	37
Specialty Financial	15	13	16	1	11	28	27
Other Specialty	5	6	5	7	2	11	3

Underwriting profit—Specialty	21	48	15	16	52	69	100
Other charges, included in loss and LAE	2	5	5	1	7	7	7

Underwriting profit—Core	19	43	10	15	45	62	93
Special A&E charges, included in loss and LAE	—	—	—	(31)	—	—	—

Underwriting profit (loss)—Property and Casualty Insurance	$19	$43	$10	$(16)	$45	$62	$93

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$9	$—	$—	$1	$—
Catastrophe loss	18	10	24	4	6	28	9

Total current accident year catastrophe losses	$19	$10	$33	$4	$6	$29	$9

Loss reserve development (favorable) / adverse	$(22)	$(28)	$(7)	$23	$(27)	$(50)	$(46)

Combined ratio:
Property and Transportation	110.3%	96.5%	103.7%	99.8%	98.1%	103.5%	94.0%
Specialty Casualty	88.4%	92.7%	96.8%	96.7%	86.1%	90.5%	91.8%
Specialty Financial	86.6%	88.5%	84.9%	98.8%	88.5%	87.6%	86.6%
Other Specialty	74.0%	71.1%	70.0%	68.4%	86.0%	72.6%	89.2%
Combined ratio—Specialty	97.0%	93.1%	98.0%	98.2%	91.8%	95.0%	91.9%
Other core charges	0.2%	0.7%	0.7%	0.0%	1.1%	0.5%	0.6%
Special A&E charges	0.0%	0.0%	0.0%	3.7%	0.0%	0.0%	0.0%

Combined ratio	97.2%	93.8%	98.7%	101.9%	92.9%	95.5%	92.5%

Loss and LAE components—property and casualty insurance
Current accident year, excluding catastrophe loss	61.1%	59.8%	71.2%	68.7%	60.2%	60.4%	59.9%
Prior accident year development	(3.2%)	(4.1%)	(0.8%)	2.6%	(4.2%)	(3.6%)	(3.7%)
Current accident year catastrophe loss	2.6%	1.5%	3.2%	0.6%	0.8%	2.1%	0.7%

Loss and LAE ratio	60.5%	57.2%	73.6%	71.9%	56.8%	58.9%	56.9%

American Financial Group, Inc. Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Gross written premiums	$1,041	$925	$965	$1,509	$1,024	$1,966	$1,847
Ceded reinsurance premiums	(292)	(221)	(263)	(601)	(292)	(513)	(508)

Net written premiums	749	704	702	908	732	1,453	1,339
Change in unearned premiums	(40)	(17)	54	(60)	(92)	(57)	(96)

Net earned premiums	709	687	756	848	640	1,396	1,243
Loss and LAE	428	388	551	578	356	816	700
Underwriting expense	260	251	190	254	232	511	443

Underwriting profit	$21	$48	$15	$16	$52	$69	$100

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$9	$—	$—	$1	$—
Catastrophe loss	18	10	24	4	6	28	9

Total current accident year catastrophe losses	$19	$10	$33	$4	$6	$29	$9

Loss reserve development (favorable) / adverse	$(24)	$(33)	$(12)	$(9)	$(34)	$(57)	$(53)

Combined ratio:
Loss and LAE ratio	60.3%	56.5%	72.9%	68.2%	55.7%	58.4%	56.3%
Underwriting expense ratio	36.7%	36.6%	25.1%	30.0%	36.1%	36.6%	35.6%

Combined ratio	97.0%	93.1%	98.0%	98.2%	91.8%	95.0%	91.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.1%	59.8%	71.2%	68.7%	60.2%	60.4%	59.9%
Prior accident year development	(3.4%)	(4.8%)	(1.5%)	(1.1%)	(5.3%)	(4.1%)	(4.3%)
Current accident year catastrophe loss	2.6%	1.5%	3.2%	0.6%	0.8%	2.1%	0.7%

Loss and LAE ratio	60.3%	56.5%	72.9%	68.2%	55.7%	58.4%	56.3%

American Financial Group, Inc. Property and Transportation—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Gross written premiums	$446	$352	$431	$981	$531	$798	$859
Ceded reinsurance premiums	(118)	(76)	(116)	(442)	(162)	(194)	(240)

Net written premiums	328	276	315	539	369	604	619
Change in unearned premiums	(27)	17	68	(52)	(79)	(10)	(66)

Net earned premiums	301	293	383	487	290	594	553
Loss and LAE	236	192	340	371	196	428	351
Underwriting expense	96	91	57	116	88	187	169

Underwriting profit (loss)	$(31)	$10	$(14)	$—	$6	$(21)	$33

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$8	$—	$—	$1	$—
Catastrophe loss	17	10	20	2	4	27	5

Total current accident year catastrophe losses	$18	$10	$28	$2	$4	$28	$5

Loss reserve development (favorable) / adverse	$3	$(6)	$(2)	$(2)	$(2)	$(3)	$(12)

Combined ratio:
Loss and LAE ratio	78.5%	65.4%	88.9%	76.1%	67.6%	72.1%	63.4%
Underwriting expense ratio	31.8%	31.1%	14.8%	23.7%	30.5%	31.4%	30.6%

Combined ratio	110.3%	96.5%	103.7%	99.8%	98.1%	103.5%	94.0%

Loss and LAE components:
Current accident year, excluding catastrophe loss	71.6%	64.0%	84.3%	76.0%	66.7%	67.9%	64.7%
Prior accident year development	1.2%	(2.0%)	(0.5%)	(0.5%)	(0.5%)	(0.4%)	(2.1%)
Current accident year catastrophe loss	5.7%	3.4%	5.1%	0.6%	1.4%	4.6%	0.8%

Loss and LAE ratio	78.5%	65.4%	88.9%	76.1%	67.6%	72.1%	63.4%

American Financial Group, Inc. Specialty Casualty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Gross written premiums	$440	$430	$384	$376	$358	$870	$724
Ceded reinsurance premiums	(157)	(135)	(126)	(133)	(114)	(292)	(233)

Net written premiums	283	295	258	243	244	578	491
Change in unearned premiums	(6)	(36)	(9)	—	(8)	(42)	(35)

Net earned premiums	277	259	249	243	236	536	456
Loss and LAE	148	148	165	155	117	296	261
Underwriting expense	97	92	76	80	86	189	158

Underwriting profit	$32	$19	$8	$8	$33	$51	$37

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	1	1	—	1

Total current accident year catastrophe losses	$—	$—	$1	$1	$1	$—	$1

Loss reserve development (favorable) / adverse	$(22)	$(16)	$7	$3	$(27)	$(38)	$(28)

Combined ratio:
Loss and LAE ratio	53.4%	57.3%	65.9%	63.8%	49.9%	55.3%	57.3%
Underwriting expense ratio	35.0%	35.4%	30.9%	32.9%	36.2%	35.2%	34.5%

Combined ratio	88.4%	92.7%	96.8%	96.7%	86.1%	90.5%	91.8%

Loss and LAE components:
Current accident year, excluding catastrophe loss	61.2%	63.5%	62.5%	62.3%	61.0%	62.3%	63.3%
Prior accident year development	(8.0%)	(6.2%)	3.0%	1.2%	(11.3%)	(7.1%)	(6.2%)
Current accident year catastrophe loss	0.2%	0.0%	0.4%	0.3%	0.2%	0.1%	0.2%

Loss and LAE ratio	53.4%	57.3%	65.9%	63.8%	49.9%	55.3%	57.3%

American Financial Group, Inc. Specialty Financial—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Gross written premiums	$155	$143	$151	$152	$134	$298	$263
Ceded reinsurance premiums	(38)	(30)	(43)	(44)	(32)	(68)	(68)

Net written premiums	117	113	108	108	102	230	195
Change in unearned premiums	(4)	3	(4)	(8)	(4)	(1)	6

Net earned premiums	113	116	104	100	98	229	201
Loss and LAE	37	42	40	46	36	79	71
Underwriting expense	61	61	48	53	51	122	103

Underwriting profit	$15	$13	$16	$1	$11	$28	$27

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$1	$—	$—	$—	$—
Catastrophe loss	1	—	2	1	—	1	2

Total current accident year catastrophe losses	$1	$—	$3	$1	$—	$1	$2

Loss reserve development (favorable) / adverse	$—	$(6)	$(13)	$(5)	$(4)	$(6)	$(11)

Combined ratio:
Loss and LAE ratio	32.9%	35.8%	38.2%	46.7%	35.8%	34.4%	35.1%
Underwriting expense ratio	53.7%	52.7%	46.7%	52.1%	52.7%	53.2%	51.5%

Combined ratio	86.6%	88.5%	84.9%	98.8%	88.5%	87.6%	86.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	32.9%	40.3%	48.2%	51.5%	39.4%	36.7%	39.2%
Prior accident year development	(0.7%)	(4.8%)	(12.1%)	(5.5%)	(3.6%)	(2.8%)	(5.4%)
Current accident year catastrophe loss	0.7%	0.3%	2.1%	0.7%	0.0%	0.5%	1.3%

Loss and LAE ratio	32.9%	35.8%	38.2%	46.7%	35.8%	34.4%	35.1%

American Financial Group, Inc. Other Specialty—Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Gross written premiums	$—	$—	$(1)	$—	$1	$—	$1
Ceded reinsurance premiums	21	20	22	18	16	41	33

Net written premiums	21	20	21	18	17	41	34
Change in unearned premiums	(3)	(1)	(1)	—	(1)	(4)	(1)

Net earned premiums	18	19	20	18	16	37	33
Loss and LAE	7	6	6	6	7	13	17
Underwriting expense	6	7	9	5	7	13	13

Underwriting profit	$5	$6	$5	$7	$2	$11	$3

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	—	1	—	1	—	1

Total current accident year catastrophe losses	$—	$—	$1	$—	$1	$—	$1

Loss reserve development (favorable) / adverse	$(5)	$(5)	$(4)	$(5)	$(1)	$(10)	$(2)

Combined ratio:
Loss and LAE ratio	35.1%	33.7%	32.7%	31.6%	48.5%	34.4%	51.8%
Underwriting expense ratio	38.9%	37.4%	37.3%	36.8%	37.5%	38.2%	37.4%

Combined ratio	74.0%	71.1%	70.0%	68.4%	86.0%	72.6%	89.2%

American Financial Group, Inc. Annuity Results of Operations (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Net investment income	$257	$248	$254	$249	$245	$505	$473
Guaranteed withdrawal benefit fees	6	5	5	4	3	11	5
Policy charges and other miscellaneous income	9	9	8	10	9	18	20

Total revenues	272	262	267	263	257	534	498
Annuity benefits	120	134	124	140	147	254	277
Acquisition expenses	48	31	58	32	31	79	60
Other expenses	22	21	17	22	20	43	42

Total costs and expenses	190	186	199	194	198	376	379

Earnings before income taxes—core	82	76	68	69	59	158	119
ELNY guaranty fund assessments (a)	(5)	—	—	—	—	(5)	—

Earnings before income taxes	$77	$76	$68	$69	$59	$153	$119

Detail of annuity benefits above:
Interest credited—fixed	$111	$109	$109	$107	$112	$220	$222
Interest credited—fixed component of variable annuities	1	2	2	2	1	3	3
Change in expected death and annuitization reserve	6	4	5	5	5	10	9
Amortization of sales inducements	8	7	9	8	7	15	15
Guaranteed withdrawal benefit reserve	10	8	5	4	3	18	5
Change in other benefit reserves	3	1	(1)	4	1	4	2
Embedded derivative mark-to-market	(3)	80	1	40	(3)	77	57
Equity option mark-to-market	(16)	(77)	—	(30)	21	(93)	(36)
Unlockings	—	—	(6)	—	—	—	—

Total annuity benefits	$120	$134	$124	$140	$147	$254	$277

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insurance Company of New York, an unaffiliated life insurance company.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Average fixed annuity investments (at amortized cost)	$18,615	$17,945	$17,485	$16,994	$16,373	$18,280	$16,060
Average annuity benefits accumulated	18,151	17,506	17,137	16,759	16,173	17,829	15,841

Investments in excess of annuity benefits accumulated	$464	$439	$348	$235	$200	$451	$219

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	5.45%	5.48%	5.74%	5.80%	5.93%	5.46%	5.83%
Interest credited	(2.43%)	(2.49%)	(2.56%)	(2.55%)	(2.77%)	(2.46%)	(2.81%)

Net interest spread on fixed annuities	3.02%	2.99%	3.18%	3.25%	3.16%	3.00%	3.02%
Policy charges and other miscellaneous income	0.13%	0.14%	0.14%	0.16%	0.17%	0.14%	0.18%
Other annuity benefit expenses, net	(0.46%)	(0.35%)	(0.40%)	(0.27%)	(0.34%)	(0.41%)	(0.34%)
Acquisition expenses	(1.00%)	(0.69%)	(0.85%)	(0.72%)	(0.69%)	(0.85%)	(0.71%)
Other expenses	(0.43%)	(0.45%)	(0.39%)	(0.48%)	(0.46%)	(0.44%)	(0.49%)
Change in fair value of derivatives	0.39%	(0.06%)	0.10%	(0.37%)	(0.42%)	0.17%	(0.24%)
Unlockings	0.00%	0.00%	(0.29%)	0.00%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities—core	1.65%	1.58%	1.49%	1.57%	1.42%	1.61%	1.42%

Average annuity benefits accumulated	$18,151	$17,506	$17,137	$16,759	$16,173	$17,829	$15,841
Net spread earned on fixed annuities	1.65%	1.58%	1.49%	1.57%	1.42%	1.61%	1.42%

Earnings on fixed annuity benefits accumulated	$75	$69	$64	$66	$57	$144	$113
Investments in excess of annuity benefits accumulated	$464	$439	$348	$235	$200	$451	$219
Net investment income (as % of investments)	5.45%	5.48%	5.74%	5.80%	5.93%	5.46%	5.83%

Earnings on investments in excess of annuity benefits accumulated	$6	$6	$5	$3	$3	$12	$6
Variable annuity earnings	1	1	(1)	—	(1)	2	—

Earnings before income taxes—core	82	76	68	69	59	158	119
ELNY guaranty fund assessments (a)	(5)	—	—	—	—	(5)	—

Earnings before income taxes	$77	$76	$68	$69	$59	$153	$119

(a)	The ELNY guaranty fund assessments represent guaranty fund assessments in connection with the insolvency and liquidation of Executive Life Insruance Company of New York, an unaffiliated life insurance company.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Six months ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Retail single premium annuities—indexed	$472	$333	$305	$417	$531	$805	$940
Retail single premium annuities—fixed	37	27	35	42	34	64	76
Financial institutions single premium annuities—indexed	169	83	59	72	80	252	160
Financial institutions single premium annuities—fixed	118	111	86	127	179	229	374
Education market—403(b) fixed and indexed annuities	52	55	60	51	64	107	126

Subtotal fixed annuity premiums	848	609	545	709	888	1,457	1,676
Variable annuities	13	15	15	14	17	28	32

Total annuity premiums	$861	$624	$560	$723	$905	$1,485	$1,708

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Six Months Ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Beginning fixed annuity reserves	$17,737	$17,274	$16,999	$16,518	$15,828	$17,274	$15,188
Premiums	848	609	545	709	888	1,457	1,676
Federal Home Loan Bank advances	200	—	—	—	—	200	—
Surrenders, benefits and other withdrawals	(352)	(352)	(355)	(390)	(328)	(704)	(652)
Interest and other annuity benefit expenses:
Interest credited	111	109	109	107	112	220	222
Embedded derivative mark-to-market	(3)	80	1	40	(3)	77	57
Change in other benefit reserves	23	17	(15)	15	21	40	27
Unlockings	—	—	(10)	—	—	—	—

Ending fixed annuity reserves	$18,564	$17,737	$17,274	$16,999	$16,518	$18,564	$16,518

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$18,564	$17,737	$17,274	$16,999	$16,518	$18,564	$16,518
Impact of unrealized investment gains on reserves	87	140	136	46	38	87	38
Fixed component of variable annuities	197	198	199	200	202	197	202

Annuity benefits accumulated per balance sheet	$18,848	$18,075	$17,609	$17,245	$16,758	$18,848	$16,758

Annualized surrenders and other withdrawals as a % of beginning reserves	7.9%	8.2%	8.4%	9.4%	8.3%	8.2%	8.6%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	03/31/12
Assets:
Total cash and investments	$29,262	$29,084	$28,449	$28,037	$27,301	$26,478
Recoverables from reinsurers	3,044	3,083	3,750	3,865	2,740	2,678
Prepaid reinsurance premiums	520	466	471	587	488	415
Agents’ balances and premiums receivable	754	649	636	750	702	550
Deferred policy acquisition costs	818	565	550	621	846	916
Assets of managed investment entities	2,973	3,285	3,225	3,102	2,825	2,952
Other receivables	422	384	539	1,168	673	625
Variable annuity assets (separate accounts)	608	614	580	577	574	601
Other assets	828	824	786	741	717	810
Goodwill	185	185	185	185	186	186

Total assets	$39,414	$39,139	$39,171	$39,633	$37,052	$36,211

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$6,098	$6,238	$6,845	$7,277	$6,153	$6,117
Unearned premiums	1,789	1,697	1,651	1,821	1,661	1,496
Annuity benefits accumulated	18,848	18,075	17,609	17,245	16,758	16,064
Life, accident and health reserves	2,017	2,021	2,059	1,699	1,750	1,739
Payable to reinsurers	367	250	475	656	396	292
Liabilities of managed investment entities	2,603	2,880	2,892	2,753	2,502	2,672
Long-term debt	949	950	953	966	1,158	931
Variable annuity liabilities (separate accounts)	608	614	580	577	574	601
Other liabilities	1,497	1,506	1,359	1,675	1,325	1,567

Total liabilities	$34,776	$34,231	$34,423	$34,669	$32,277	$31,479
Shareholders’ equity:
Common stock	$89	$90	$89	$91	$95	$97
Capital surplus	1,088	1,090	1,063	1,071	1,112	1,126
Appropriated retained earnings	33	64	75	109	127	145
Unappropriated retained earnings	2,664	2,620	2,520	2,577	2,515	2,498
Unrealized gains—fixed maturities	462	719	719	789	626	541
Unrealized gains—equities	138	146	104	132	145	164
Other comprehensive income, net of tax	(1)	4	8	10	2	9

Total shareholders’ equity	4,473	4,733	4,578	4,779	4,622	4,580
Noncontrolling interests	165	175	170	185	153	152

Total liabilities and equity	$39,414	$39,139	$39,171	$39,633	$37,052	$36,211

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	03/31/12
Shareholders’ equity	$4,473	$4,733	$4,578	$4,779	$4,622	$4,580
Appropriated retained earnings	(33)	(64)	(75)	(109)	(127)	(145)

Shareholders’ equity, excluding appropriated retained earnings	4,440	4,669	4,503	4,670	4,495	4,435
Unrealized (gains) on fixed maturities	(462)	(719)	(719)	(789)	(626)	(541)

Adjusted shareholders’ equity	3,978	3,950	3,784	3,881	3,869	3,894
Goodwill	(185)	(185)	(185)	(185)	(186)	(186)
Intangibles	(29)	(33)	(36)	(39)	(43)	(46)

Tangible adjusted shareholders’ equity	$3,764	$3,732	$3,563	$3,657	$3,640	$3,662

Common shares outstanding	88.821	89.883	88.979	90.847	94.959	97.178
Book value per share:
Excluding appropriated retained earnings (a)	$49.98	$51.94	$50.61	$51.40	$47.34	$45.65
Adjusted (b)	44.78	43.94	42.52	42.72	40.74	40.07
Tangible, adjusted (c)	42.38	41.52	40.04	40.26	38.34	37.69
Market capitalization
AFG’s closing common share price	$48.91	$47.38	$39.52	$37.90	$39.23	$38.58
Market capitalization	$4,344	$4,259	$3,516	$3,443	$3,725	$3,749
Price / Adjusted book value ratio	1.09	1.08	0.93	0.89	0.96	0.96

(a)	Excludes appropriated retained earnings.
(b)	Excludes appropriated retained earnings and unrealized gains related to fixed maturity investments.
(c)	Excludes appropriated retained earnings, unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	03/31/12
Direct obligations of AFG	$840	$840	$840	$840	$830	$600
Direct obligations of subsidiaries	89	90	93	106	308	311
Payable to subsidiary trusts	20	20	20	20	20	20

Long-term debt	$949	$950	$953	$966	$1,158	$931
Obligations secured by real estate	(62)	(62)	(62)	(63)	(64)	(64)

Debt excluding obligations secured by real estate	$887	$888	$891	$903	$1,094	$867

Total capital (a)	$5,554	$5,794	$5,626	$5,821	$5,806	$5,518
Total capital excluding obligations secured by real estate (a)	5,492	5,732	5,564	5,758	5,742	5,454
Total adjusted capital (b)	$5,092	$5,074	$4,907	$5,032	$5,180	$4,977
Total adjusted capital excluding obligations secured by real estate (b)	5,030	5,012	4,845	4,969	5,116	4,913
Ratio of debt to total capital (a):
Including debt secured by real estate	17.1%	16.4%	16.9%	16.6%	19.9%	16.9%
Excluding debt secured by real estate	16.2%	15.5%	16.0%	15.7%	19.1%	15.9%
Ratio of debt to total adjusted capital (b):
Including debt secured by real estate	18.6%	18.7%	19.4%	19.2%	22.4%	18.7%
Excluding debt secured by real estate	17.6%	17.7%	18.4%	18.2%	21.4%	17.7%

(a)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings.
(b)	Includes long-term debt, noncontrolling interests and shareholders’ equity, excluding appropriated retained earnings and unrealized gains related to fixed maturity investments.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Six months ended
	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	06/30/13	06/30/12
Property and Casualty Insurance
Paid Losses (GAAP)	$520	$357	$785	$337	$409	$877	$904

	06/30/13	03/31/13	12/31/12	09/30/12	06/30/12	03/31/12
Statutory Surplus
Property and Casualty Insurance	$2,096	$2,090	$2,015	$2,044	$2,052	$2,037
AFG’s principal annuity subsidiaries (total adjusted capital)	$1,517	$1,483	$1,380	$1,275	$1,219	$1,183
Allowable dividends without regulatory approval
Property and Casualty Insurance	$237	$237	$237	$375	$375	$375
Annuity and Run-off	158	158	158	171	171	171

Total	$395	$395	$395	$546	$546	$546

American Financial Group, Inc.
Total Cash and Investments and Quarterly Net Investment Income
June 30, 2013
($ in millions)

	Carrying Value
	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$639	$330	$302	$—	$1,271	4%
Fixed maturities	5,277	20,041	10	—	25,328	87%
Equity securities	860	301	38	—	1,199	4%
Policy loans	—	242	—	—	242	1%
Mortgage loans	107	492	—	—	599	2%
Real estate and other investments	332	619	8	(336)	623	2%

Total cash and investments	$7,215	$22,025	$358	$(336)	$29,262	100%

	Property and Casualty Insurance	Annuity and Run-off	Other	Consolidate CLOs	Total AFG Consolidated
Total quarterly net investment income:
Fixed maturities	$53	$255	$—	$—	$308
Equity securities	7	3	(1)	—	9
Other investments	7	19	—	(7)	19

Gross investment income	67	277	(1)	(7)	336
Investment expenses	(2)	(2)	—	—	(4)

Total net investment income	$65	$275	$(1)	$(7)	$332

	Equity Securities
			Unrealized
	Cost	Fair Value	Gain (Loss)
Annuity and Run-off	$254	$301	$47
Property and Casualty Insurance	692	860	168
Other	38	38	—

Total AFG consolidated	$984	$1,199	$215

American Financial Group, Inc.
Fixed Maturities—By Security Type—AFG Consolidated
June 30, 2013
($ in millions )

					% of
	Amortized		Unrealized	% of	Investment
	Cost	Fair Value	Gain (Loss)	Fair Value	Portfolio
US Government and government agencies	$313	$323	$10	1%	1%
States, municipalities and political subdivisions	4,733	4,844	111	19%	17%
Foreign government	352	364	12	1%	1%
Residential mortgage-backed securities	3,862	4,166	304	16%	14%
Commercial mortgage-backed securities	2,631	2,858	227	11%	10%
Asset-backed securities	2,210	2,239	29	9%	8%
Corporate bonds
Manufacturing	2,196	2,317	121	9%	8%
Banks, lending and credit institutions	1,654	1,742	88	7%	6%
Gas and electric services	1,254	1,381	127	6%	5%
Insurance and insurance related	827	881	54	4%	3%
Other corporate	4,001	4,213	212	17%	14%

Total AFG consolidated	$24,033	$25,328	$1,295	100%	87%

Annuity and Run-off	$18,930	$20,041	1,111	79%	69%
Property and Casualty Insurance	5,102	5,277	175	21%	18%
Other	1	10	9	0%	0%

Total AFG consolidated	$24,033	$25,328	$1,295	100%	87%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.24%
Net of investment expense (a)	5.18%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc.
Fixed Maturities—By Security Type Portfolio
June 30, 2013
($ in millions )

	Amortized		Unrealized	% of
Annuity and Run-off:	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$76	$80	$4	0%
States, municipalities and political subdivisions	2,638	2,681	43	13%
Foreign government	31	34	3	0%
Residential mortgage-backed securities	3,262	3,519	257	18%
Commercial mortgage-backed securities	2,311	2,520	209	13%
Asset-backed securities	1,663	1,691	28	8%
Corporate debt	8,949	9,516	567	48%

Total Annuity and Run-off	$18,930	$20,041	$1,111	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	5.52%
Net of investment expense (a)	5.47%
Approximate average life and duration:
Approximate average life	6 years
Approximate duration	5 years

	Amortized		Unrealized	% of
Property and Casualty Insurance:	Cost	Fair Value	Gain (Loss)	Fair Value
US Government and government agencies	$237	$243	$6	5%
States, municipalities and political subdivisions	2,095	2,163	68	41%
Foreign government	321	330	9	6%
Residential mortgage-backed securities	599	637	38	12%
Commercial mortgage-backed securities	320	338	18	7%
Asset-backed securities	547	548	1	10%
Corporate debt	983	1,018	35	19%

Property and Casualty Insurance	$5,102	$5,277	$175	100%

Annualized yield on fixed maturities:
Excluding investment expense (a)	4.21%
Net of investment expense (a)	4.08%
Approximate average life and duration:
Approximate average life	4 years
Approximate duration	3 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc.
Fixed Maturities—Credit Rating and NAIC Designation
June 30, 2013
($ in millions)

	GAAP Data
	Amortized		% of	Unrealized
By Credit Rating	Cost	Fair Value	Fair Value	Gain (Loss)
Investment grade
AAA	$5,245	$5,488	22%	$243
AA	4,530	4,650	18%	120
A	6,214	6,575	26%	361
BBB	4,690	4,977	20%	287

Subtotal—Investment grade	20,679	21,690	86%	1,011
BB	683	705	3%	22
B	400	405	1%	5
Other	2,271	2,528	10%	257

Total	$24,033	$25,328	100%	$1,295

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory Data
By NAIC	Carrying	% of Carrying	Amortized		Unrealized
Designation	Value	Value	Cost	Fair Value	Gain (Loss)
NAIC 1	$18,312	77%	$18,311	$19,320	$1,009
NAIC 2	4,543	19%	4,541	4,808	267

	22,855	96%	22,852	24,128	1,276
NAIC 3	513	2%	514	533	19
NAIC 4	298	1%	301	305	4
NAIC 5	62	1%	63	75	12
NAIC 6	23	0%	23	50	27

Total	$23,751	100%	$23,753	$25,091	$1,338

American Financial Group, Inc. Mortgage-Backed Securities—AFG Consolidated June 30, 2013 ($ in millions)

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$226	$232	3%	1%	$6
Prime (Non-Agency)	1,922	2,094	30%	7%	172
Alt-A	828	895	13%	3%	67
Subprime	886	945	13%	3%	59

Subtotal—Residential	3,862	4,166	59%	14%	304
Commercial	2,631	2,858	41%	10%	227

Total AFG consolidated	$6,493	$7,024	100%	24%	$531

Annuity and Run-off	$5,573	$6,039	86%	21%	466
Property and Casualty Insurance	919	975	14%	3%	56
Other	1	10	0%	0%	9

Total AFG consolidated	$6,493	$7,024	100%	24%	$531

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is—Prime 82%; Alt-A 76%; Subprime 84%; CMBS 99%.

•	The average FICO score of our residential MBS securities is—Prime 737; Alt-A 713; Subprime 646.

•	97% of our Commercial MBS portfolio is investment-grade rated (81% AAA) and the average subordination for this group assets is 36%.

•	The approximate average life by collateral type is—Residential 3 years; Commercial 4 years.

American Financial Group, Inc. Mortgage-Backed Securities Portfolio June 30, 2013 ($ in millions)

Annuity and Run-off:

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$81	$85	2%	0%	$4
Prime (Non-Agency)	1,800	1,949	32%	9%	149
Alt-A	683	739	12%	3%	56
Subprime	698	746	12%	3%	48

Subtotal—Residential	3,262	3,519	58%	15%	257
Commercial	2,311	2,520	42%	12%	209

Total Annuity and Run-off	$5,573	$6,039	100%	27%	$466

Property and Casualty Insurance:

By Asset Type	Amortized Cost	Fair Value	% of Fair Value	% of Investment Portfolio	Unrealized Gain (Loss)
Residential
Agency	$145	$147	15%	2%	$2
Prime (Non-Agency)	121	135	14%	2%	14
Alt-A	145	156	16%	2%	11
Subprime	188	199	20%	3%	11

Subtotal—Residential	599	637	65%	9%	38
Commercial	320	338	35%	5%	18

Total Property and Casualty Insurance	$919	$975	100%	14%	$56

American Financial Group, Inc. Mortgage-Backed Securities—Credit Rating and NAIC Designation June 30, 2013 ($ in millions)

	GAAP data
	Amortized		% of	Unrealized
By Credit Rating	Cost	Fair Value	Fair Value	Gain (Loss)
Investment grade
AAA	$2,695	$2,910	41%	$215
AA	431	456	7%	25
A	604	634	9%	30
BBB	266	283	4%	17

Subtotal—investment grade	3,996	4,283	61%	287
BB	339	346	5%	7
B	368	373	5%	5
Other	1,790	2,022	29%	232

Total	$6,493	$7,024	100%	$531

If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

	Statutory data
By NAIC Designation	Carrying Value	% of Carrying Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)
NAIC 1	$6,043	94%	$6,043	$6,597	$554
NAIC 2	162	3%	162	160	(2)

	6,205	97%	6,205	6,757	552
NAIC 3	77	1%	77	78	1
NAIC 4	95	2%	95	97	2
NAIC 5	15	0%	15	26	11
NAIC 6	16	0%	17	39	22

Total	$6,408	100%	$6,409	$6,997	$588